UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 29, 2005

                               SWISS MEDICA, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    000-09489                 98-0355519
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

       53 Yonge Street, 3rd Floor                           M5E 1J3
        Toronto, Ontario, Canada
 (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (416) 868-0202

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      This  Form  8-K and  other  reports  filed  by  Swiss  Medica,  Inc.  (the
"Registrant"  or the  "Company")  from  time to time  with  the  Securities  and
Exchange  Commission   (collectively  the  "Filings")  contain  forward  looking
statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (a) Resignation or removal of directors as a result of disagreement or removal for cause.

            None

      (b) Termination of certain officers; resignation or removal of directors other than as a result of disagreement or removal for cause.

            None.

      (c)   Appointment of new officers or directors.

            On June 24, 2005, the Board appointed Mr. Charles Orr to serve as a director of the Registrant. On June 29, 2005, Mr. Orr accepted the Board's offer. Under the offer letter which is attached to this Agreement, Mr. Orr will receive 150,000 shares of Registrant common stock and a monthly retainer of $3,000.00.

            From June 1993 through September 2000, Mr. Orr served as President and CEO, Shaklee Corporation. From February 1994 through September 2001 he was a director of Provident Mutual Life Insurance Company and has been a director of The Direct Selling Education Foundation since June 2001. He has also been a director of Herbalife (NYSE: HLF) since August 2002. Mr. Orr holds an M.B.A. from the University of Connecticut and a B.A. in Psychology from Wesleyan University.

            There is no family relationship between any of our officers or directors and our proposed officers and director. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

      Item 9. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired.

      Not applicable.

      (b)   Pro Forma Financial Information

      Not applicable

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      (c)   Exhibits.

      Exh. No.          Description

      10.1              Offer letter to Charles Orr

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SWISS MEDICA, INC.
                                                   (Registrant)

Date: July 8, 2005
                                               /s/ Bruce Fairbairn
                                       Bruce Fairbairn, Chief Financial Officer